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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 23, 2004

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       New Jersey                                           13-3152196
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(State or other jurisdiction                             (I.R.S. Employer
 of incorporation)                                     Identification Number)

                                    0-17038
                            ------------------------
                            (Commission File Number)


    4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 APPOINTMENT OF PRINCIPAL OFFICER

         On September 20, 2004, the Company's Board of Directors designated Blaine A. Robinson, the Company's Corporate Controller, as the Company's Principal Accounting Officer, and Harlan I. Press, the Company's Vice President and Treasurer, as the Company's Principal Financial Officer. Messrs. Robinson and Press have no family relationship with any director or executive officer, whether existing or prospective, of the Company.

         Mr. Robinson, who is 45, has served as the Company's Corporate Controller since February 2003. From May 2002 to February 2003, Mr. Robinson was employed by Spherion Corporation, serving as a financial and accounting consultant to the Company. Previously, Mr. Robinson was Chief Financial Officer of Green2go.com, Inc. from March 2000 to September 2001 and Assistant Corporate Controller of AutoNation, Inc. from March 1997 to March 2000. Mr. Robinson is a CPA and holds a MBA degree from the University of Florida.

         Mr. Robinson's employment agreement, dated February 11, 2003, provides for an annual base salary of $159,000 and an automobile allowance of $500 per month. The term automatically renews from year-to-year and may be terminated by either party on thirty (30) days' notice. Upon termination by the Company without cause, in lieu of notice, the Company is obligated to pay Mr. Robinson his base salary during the thirty (30) day notice period. The employment agreement prohibits Mr. Robinson from competing with the Company for one (1) year following termination.

         Mr. Press, who is 40, has served as the Company's Vice President and Treasurer since April 2000, Chief Accounting Officer since November 1994 and Assistant Secretary since October 1996. Mr. Press served as the Company's Corporate Controller from October 1996 to April 2000. Mr. Press is a CPA and holds a Bachelor of Science degree from Syracuse University.

         Mr. Press' employment agreement, dated July 27, 2001, as amended, provides for an annual base salary of $180,000 and an automobile allowance of $500 per month. The term of the employment agreement expires on January 1, 2006, unless renewed by mutual agreement of the parties, and may be terminated by the Company on thirty (30) days' notice at any time or by Mr. Press after January 1, 2006. If the Company terminates Mr. Press' employment at any time without cause, or if Mr. Press terminates his employment after January 1, 2006, he will be entitled to severance payments equal to one year of Mr. Press' then base salary plus his automobile allowance, payable in accordance with the Company's normal payroll practices. The employment agreement prohibits Mr. Press from competing with the Company for one (1) year following termination.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CONCORD CAMERA CORP.


Date:  September 23, 2004                  By:    /s/ Alan Schutzman
                                              --------------------------------
                                              Alan Schutzman,
                                              Senior Vice President, General
                                                 Counsel and Secretary


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